Exhibit 99.1

FOR IMMEDIATE RELEASE	New York, NY (July 23, 2019)

Interpublic Announces Second Quarter and First Half 2019 Results

•	Second quarter net revenue increase of 9.1% and organic net revenue increase of 3.0%

•	First half net revenue increase of 11.0%; organic net revenue increase was 4.6%

•	Second quarter operating income increase of 6.0% to $264.2 million and EBITA increase of 12.2% to $285.5 million

•	Second quarter operating margin on net revenue of 12.4%; EBITA margin of 13.4%

•	Second quarter diluted earnings per share of $0.43 and $0.46 as adjusted, compared with $0.37 and $0.44 as adjusted a year ago

•	First half diluted earnings per share of $0.41 and $0.57 as adjusted, compared with $0.34 and $0.48 as adjusted a year ago

•
Management confirms that the company is on track to achieve the high-end of the range of its full-year organic net revenue growth target of 2.0% to 3.0% and reaffirms adjusted EBITA[1] margin expansion of 40 to 50 basis points

Summary

Revenue

•
Second quarter 2019 net revenue increased 9.1% to $2.13 billion, compared to $1.95 billion in the second quarter of 2018, with an organic net revenue increase (excluding results from Acxiom) of 3.0% compared to the prior-year period. Second quarter 2019 total revenue increased 5.4% to $2.52 billion, compared to $2.39 billion in the second quarter of 2018.

•
First half 2019 net revenue increased 11.0% to $4.13 billion, compared to $3.72 billion in the first half of 2018, with an organic net revenue increase (excluding results from Acxiom) of 4.6% compared to the prior-year period. First half 2019 total revenue increased 7.0% to $4.88 billion, compared to $4.56 billion in the first half of 2018.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Operating Results

•
Operating income in the second quarter of 2019 was $264.2 million, compared to $249.2 million in 2018. Operating margin on net revenue was 12.4% for the second quarter of 2019, compared to 12.8% in 2018, lower due to increased amortization expense this year from the acquisition of Acxiom. EBITA was $285.5 million in the second quarter of 2019 compared to $254.4 million in 2018. EBITA margin on net revenue was 13.4%, compared to 13.1% in 2018.

•
Operating income for the first half of 2019 was $314.4 million, compared to $288.0 million in 2018. Operating margin on net revenue was 7.6% for the first half of 2019, compared to 7.7% in 2018, lower due to increased amortization expense this year from the acquisition of Acxiom and restructuring charges in this year's first quarter. EBITA was $357.3 million for the first half of 2019 compared to $298.5 million in 2018. Adjusted EBITA[1] excluding $31.8 million of restructuring charges from the first quarter of 2019 was $389.1 million in the first half of 2019 compared to $298.5 million in 2018. Adjusted EBITA margin on net revenue was 9.4%, compared to 8.0% in 2018.

Net Results

•	Income tax provision in the second quarter of 2019 was $43.6 million on income before income taxes of $216.5 million.

•
Second quarter 2019 net income available to IPG common stockholders was $169.5 million, resulting in earnings of $0.44 per basic share and $0.43 per diluted share, and earnings of $0.46 per diluted share as adjusted for after-tax amortization of acquired intangibles of $17.1 million, after-tax loss of $6.1 million on the sales of businesses, and a tax benefit of $13.9 million related to the conclusion and settlement of tax examinations of previous years. This compares to adjusted earnings of $0.44 per diluted share a year ago.

•	Income tax provision in the first half of 2019 was $54.1 million on income before income taxes of $217.8 million.

•
First half 2019 net income available to IPG common stockholders was $161.5 million, resulting in earnings of $0.42 per basic share and $0.41 per diluted share, and earnings of $0.57 per diluted share as adjusted for after-tax amortization of acquired intangibles of $34.5 million, after-tax restructuring charges of $24.2 million, after-tax loss of $14.7 million on the sales of businesses, and a tax benefit of $13.9 million related to the conclusion and settlement of tax examinations of previous years. This compares to adjusted earnings of $0.48 per diluted share a year ago.

•	Refer to reconciliations in the back for more detail.

"We are pleased with our financial performance this quarter. Our industry leading organic growth is a tribute to the competitiveness of our offerings and strength of our talent. Our results in the second quarter were led by strong top-and bottom-line performance in media, as well as growth from our global creative networks, and our public relations and digital offerings.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Our second quarter was also highlighted by growth across a broad range of client sectors, including healthcare, financial services, consumer goods and retail. Our performance is a reflection of the strength of our offerings, our people and our differentiated strategy. We continue to be pleased with Acxiom, as it has given us an unrivaled industry position in data management capabilities, allowing us to help marketers get the best out of all their data assets,” said Michael I. Roth, Interpublic’s Chairman and CEO.

“At mid-year, we are confident that our performance to date and the current tone of the business have us on track to deliver growth at the high end of the 2-to-3% organic growth target set at the beginning of the year. In addition, we continue to be comfortable with our target for adjusted EBITA margin expansion of 40-50 basis points over last year’s 13.5%. We view our current performance and long-term strategy as the basis for significant shareholder value creation.”

Operating Results

Revenue
Net revenue of $2.13 billion in the second quarter of 2019 increased 9.1% compared with the same period in 2018. During the quarter, the effect of foreign currency translation was negative 2.4%, the impact of net acquisitions was positive 8.5%, and the resulting organic net revenue increase (which excludes results from Acxiom) was 3.0%. This was comprised of an organic net increase of 0.6% in the U.S. and 6.5% internationally, attributable to a combination of net client wins and net higher spending from existing clients. Total revenue of $2.52 billion in the second quarter of 2019 increased 5.4% compared with the same period in 2018.

Net revenue of $4.13 billion in the first half of 2019 increased 11.0% compared with the same period in 2018. During the first half of 2019, the effect of foreign currency translation was negative 2.5%, the impact of net acquisitions was positive 8.9%, and the resulting organic net revenue increase (which excludes results from Acxiom) was 4.6%. This was comprised of an organic net increase of 3.0% in the U.S. and 7.1% internationally, attributable to a combination of net client wins and net higher spending from existing clients. Total revenue of $4.88 billion in the first half of 2019 increased 7.0% compared with the same period in 2018.

Operating Expenses
For the second quarter and first half of 2019, operating expenses increased compared to the same periods in 2018 primarily due to the inclusion of Acxiom.

During the second quarter of 2019, salaries and related expenses were $1.38 billion, an increase of 6.8% compared to the same period in 2018. During the first half of 2019, salaries and related expenses were $2.80 billion, an increase of 6.8% compared to the same period in 2018.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Staff cost ratio, which is total salaries and related expenses as a percentage of net revenue, was 65.0% in the second quarter of 2019 compared to 66.4% in the same period in 2018, and was 67.8% in the first half of 2019 compared to 70.5% in the same period in 2018, primarily driven by leverage in base salaries, benefits and tax and temporary help expenses. The improved ratio was a result of carefully managing our employee base in addition to the inclusion of Acxiom, which had a lower ratio of salaries and related expenses as a percentage of its net revenue.

During the second quarter of 2019, office and other direct expenses were $387.3 million, an increase of 16.2% compared to the same period in 2018. During the first half of 2019, office and other direct expenses were $776.5 million, an increase of 18.2% compared to the same period in 2018.

Office and other direct expenses were 18.2% of net revenue in the second quarter of 2019 compared to 17.1% a year ago, and were 18.8% in the first half of 2019 compared to 17.7% in the same period in 2018. The higher expense ratio is primarily due to the inclusion of Acxiom which has a higher ratio of office and other direct expenses as a percentage of its net revenue, mainly driven by client service costs.

During the second quarter of 2019, selling, general and administrative expenses of $18.1 million decreased 37.2% compared with the same period in 2018 and during the first half of 2019, selling, general and administrative expenses of $59.5 million decreased 6.9% compared to the same period in 2018, primarily attributable to an increase in allocated service fees, mainly as a result of the inclusion of Acxiom, and lower professional fees, partially offset by higher incentive expense.

Selling, general and administrative expenses were 0.8% of net revenue in the second quarter of 2019 compared to 1.5% a year ago, and were 1.4% in the first half of 2019 compared to 1.7% in the same period in 2018.

Depreciation and amortization increased 65.9% to $73.0 million during the second quarter of 2019 compared to a year ago, and increased 60.1% to $144.1 million in the first half of 2019 compared to a year ago, primarily due to the inclusion of Acxiom.

Depreciation and amortization as a percentage of net revenue was 3.4% in the second quarter of 2019 compared to 2.3% the same period in 2018, and was 3.5% in the first half of 2019 compared to 2.4% in the same period in 2018.

During the second quarter and first half of 2019, restructuring charges were $2.1 million and $33.9 million, respectively, due to the implementation of a cost initiative to better align our cost structure with our revenue, primarily related to client losses occurring in 2018.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Non-Operating Results and Tax
Net interest expense increased by $22.5 million to $43.9 million in the second quarter of 2019 from a year ago, and increased by $48.6 million to $85.9 million in the first half of 2019 from a year ago, primarily attributable to the issuance of long-term debt in 2018 in order to finance the Acxiom acquisition.

The income tax provision in the second quarter of 2019 was $43.6 million on income before income taxes of $216.5 million, compared to a provision of $63.6 million on income before income taxes of $211.5 million in the same period in 2018.

The income tax provision in the first half of 2019 was $54.1 million on income before income taxes of $217.8 million, compared to a provision of $76.3 million on income before income taxes of $210.0 million in the same period in 2018.

Balance Sheet
At June 30, 2019, cash and cash equivalents totaled $614.0 million, compared to $673.4 million at December 31, 2018 and $493.2 million at June 30, 2018. Total debt was $3.77 billion at June 30, 2019, compared to $3.73 billion at December 31, 2018.

Common Stock Dividend
During the second quarter of 2019, the company declared and paid a common stock cash dividend of $0.235 per share, for a total of $90.8 million.

For more information concerning the company's financial results, please refer to the accompanying slide presentation available on our website, www.interpublic.com.

1 Adjusted EBITA is earnings before net interest, net other expense, provision for income taxes, and amortization of acquired intangibles, and further adjusted to exclude Q1 2019 restructuring charges. See reconciliation tables in back for further detail.

# # #

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

About Interpublic
Interpublic is values-based, data-fueled, and creatively-driven. Major global brands include Acxiom, Craft, FCB (Foote, Cone & Belding), FutureBrand, Golin, Huge, Initiative, Jack Morton, MAGNA, McCann, Momentum, MRM//McCann, MullenLowe Group, Octagon, R/GA, UM and Weber Shandwick. Other leading brands include Avrett Free Ginsberg, Campbell Ewald, Carmichael Lynch, Deutsch, Hill Holliday, ID Media and The Martin Agency. For more information, please visit www.interpublic.com.

# # #
Contact Information
Tom Cunningham
(Press)
(212) 704-1326

Jerry Leshne
(Analysts, Investors)
(212) 704-1439

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Cautionary Statement

This release contains forward-looking statements. Statements in this release that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K, and our other filings with the Securities and Exchange Commission ("SEC"). Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

•	potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;

•	our ability to attract new clients and retain existing clients;

•	our ability to retain and attract key employees;

•	risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;

•	potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;

•
risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates;

•	developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world; and

•	failure to realize the anticipated benefits on the acquisition of the Acxiom business.

Investors should carefully consider these factors and the additional risk factors outlined in more detail under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K, and our other SEC filings.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES CONSOLIDATED SUMMARY OF EARNINGS SECOND QUARTER REPORT 2019 AND 2018 (Amounts in Millions except Per Share Data) (UNAUDITED)

	Three Months Ended June 30,
	2019	2018	Fav. (Unfav.) % Variance
Revenue:
Net Revenue	$2,125.9	$1,948.2	9.1%
Billable Expenses	394.3	443.6	(11.1)%
Total Revenue	2,520.2	2,391.8	5.4%

Operating Expenses:
Salaries and Related Expenses	1,381.2	1,292.9	(6.8)%
Office and Other Direct Expenses	387.3	333.3	(16.2)%
Billable Expenses	394.3	443.6	11.1%
Cost of Services	2,162.8	2,069.8	(4.5)%
Selling, General and Administrative Expenses	18.1	28.8	37.2%
Depreciation and Amortization	73.0	44.0	(65.9)%
Restructuring Charges	2.1	0.00	N/A
Total Operating Expenses	2,256.0	2,142.6	(5.3)%
Operating Income	264.2	249.2	6.0%

Expenses and Other Income:
Interest Expense	(51.6)	(26.1)
Interest Income	7.7	4.7
Other Expense, Net	(3.8)	(16.3)
Total (Expenses) and Other Income	(47.7)	(37.7)

Income Before Income Taxes	216.5	211.5
Provision for Income Taxes	43.6	63.6
Income of Consolidated Companies	172.9	147.9
Equity in Net Loss of Unconsolidated Affiliates	(0.1)	(0.1)
Net Income	172.8	147.8
Net Income Attributable to Noncontrolling Interests	(3.3)	(2.0)
Net Income Available to IPG Common Stockholders	$169.5	$145.8

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.44	$0.38
Diluted	$0.43	$0.37

Weighted-Average Number of Common Shares Outstanding:
Basic	386.2	383.6
Diluted	391.2	389.5

Dividends Declared Per Common Share	$0.235	$0.210

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES CONSOLIDATED SUMMARY OF EARNINGS SECOND QUARTER REPORT 2019 AND 2018 (Amounts in Millions except Per Share Data) (UNAUDITED)

	Six months ended June 30,
	2019	2018	Fav. (Unfav.) % Variance
Revenue:
Net Revenue	$4,130.7	$3,722.2	11.0%
Billable Expenses	750.7	838.7	(10.5)%
Total Revenue	4,881.4	4,560.9	7.0%

Operating Expenses:
Salaries and Related Expenses	2,802.3	2,623.2	(6.8)%
Office and Other Direct Expenses	776.5	657.1	(18.2)%
Billable Expenses	750.7	838.7	10.5%
Cost of Services	4,329.5	4,119.0	(5.1)%
Selling, General and Administrative Expenses	59.5	63.9	6.9%
Depreciation and Amortization	144.1	90.0	(60.1)%
Restructuring Charges	33.9	0.00	N/A
Total Operating Expenses	4,567.0	4,272.9	(6.9)%
Operating Income	314.4	288.0	9.2%

Expenses and Other Income:
Interest Expense	(101.4)	(46.0)
Interest Income	15.5	8.7
Other Expense, Net	(10.7)	(40.7)
Total (Expenses) and Other Income	(96.6)	(78.0)

Income Before Income Taxes	217.8	210.0
Provision for Income Taxes	54.1	76.3
Income of Consolidated Companies	163.7	133.7
Equity in Net Loss of Unconsolidated Affiliates	(0.4)	(2.0)
Net Income	163.3	131.7
Net Income Attributable to Noncontrolling Interests	(1.8)	—
Net Income Available to IPG Common Stockholders	$161.5	$131.7

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.42	$0.34
Diluted	$0.41	$0.34

Weighted-Average Number of Common Shares Outstanding:
Basic	385.4	383.5
Diluted	390.1	388.9

Dividends Declared Per Common Share	$0.470	$0.420

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)
	Three Months Ended June 30, 2019
	As Reported	Amortization of Acquired Intangibles	Net Losses on Sales of Businesses[1]	Settlement of Certain Tax Positions	Adjusted Results
Net Revenue	$2,125.9				$2,125.9
Billable Expenses	394.3				394.3
Total Revenue	2,520.2				2,520.2

Cost of Services	2,162.8				2,162.8
Selling, General and Administrative Expenses	18.1				18.1
Depreciation and Amortization	73.0	$21.3			51.7
Restructuring Charges	2.1				2.1
Total Operating Expense	2,256.0	21.3			2,234.7

Operating Income	264.2	(21.3)			285.5
Operating Margin on Net Revenue %	12.4%				13.4%

Interest Expense, Net	(43.9)				(43.9)
Other Expense, Net	(3.8)		$(6.1)		2.3
Total (Expenses) and Other Income	(47.7)		(6.1)		(41.6)
Income Before Income Taxes	216.5	(21.3)	(6.1)		243.9
Provision for Income Taxes	43.6	4.2	—	$13.9	61.7
Equity in Net Loss of Unconsolidated Affiliates	(0.1)				(0.1)
Net Income Attributable to Noncontrolling Interests	(3.3)				(3.3)
Net Income Available to IPG Common Stockholders	$169.5	$(17.1)	$(6.1)	$13.9	$178.8

Weighted-Average Number of Common Shares Outstanding - Basic	386.2				386.2
Dilutive effect of stock options and restricted shares	5.0				5.0
Weighted-Average Number of Common Shares Outstanding - Diluted	391.2				391.2

Earnings per Share Available to IPG Common Stockholders:
Basic	$0.44	$(0.04)	$(0.02)	$0.04	$0.46
Diluted	$0.43	$(0.04)	$(0.02)	$0.04	$0.46

[1] Includes losses on complete dispositions of businesses and the classification of certain assets as held for sale.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)
	Six Months Ended June 30, 2019
	As Reported	Amortization of Acquired Intangibles	Q1 2019 Restructuring Charges	Net Losses on Sales of Businesses1	Settlement of Certain Tax Positions	Adjusted Results
Net Revenue	$4,130.7					$4,130.7
Billable Expenses	750.7					750.7
Total Revenue	4,881.4					4,881.4

Cost of Services	4,329.5					4,329.5
Selling, General and Administrative Expenses	59.5					59.5
Depreciation and Amortization	144.1	$42.9				101.2
Restructuring Charges	33.9		$31.8			2.1
Total Operating Expense	4,567.0	42.9	31.8			4,492.3

Operating Income	314.4	(42.9)	(31.8)			389.1
Operating Margin on Net Revenue %	7.6%					9.4%

Interest Expense, Net	(85.9)					(85.9)
Other Expense, Net	(10.7)			$(14.7)		4.0
Total (Expenses) and Other Income	(96.6)			(14.7)		(81.9)
Income Before Income Taxes	217.8	(42.9)	(31.8)	(14.7)		307.2
Provision for Income Taxes	54.1	8.4	7.6	—	$13.9	84.0
Equity in Net Loss of Unconsolidated Affiliates	(0.4)					(0.4)
Net Income Attributable to Noncontrolling Interests	(1.8)					(1.8)
Net Income Available to IPG Common Stockholders	$161.5	$(34.5)	$(24.2)	$(14.7)	$13.9	$221.0

Weighted-Average Number of Common Shares Outstanding - Basic	385.4					385.4
Dilutive effect of stock options and restricted shares	4.7					4.7
Weighted-Average Number of Common Shares Outstanding - Diluted	390.1					390.1

Earnings per Share Available to IPG Common Stockholders:
Basic	$0.42	$(0.09)	$(0.06)	$(0.04)	$0.04	$0.57
Diluted	$0.41	$(0.09)	$(0.06)	$(0.04)	$0.04	$0.57

[1] Includes losses on complete dispositions of businesses and the classification of certain assets as held for sale.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS - ADJUSTED EBITA (Amounts in Millions) (UNAUDITED)
	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018

Net Revenue	$2,125.9	$1,948.2	$4,130.7	$3,722.2

EBITA Reconciliation:
Net Income Available to IPG Common Stockholders	$169.5	$145.8	$161.5	$131.7

Add Back:
Provision for Income Taxes	43.6	63.6	54.1	76.3
Subtract:
Total (Expenses) and Other Income	(47.7)	(37.7)	(96.6)	(78.0)
Equity in Net Loss of Unconsolidated Affiliates	(0.1)	(0.1)	(0.4)	(2.0)
Net Income Attributable to Noncontrolling Interests	(3.3)	(2.0)	(1.8)	—
Operating Income	264.2	249.2	314.4	288.0

Add Back:
Amortization of Acquired Intangibles	21.3	5.2	42.9	10.5

EBITA	$285.5	$254.4	357.3	298.5
EBITA Margin on Net Revenue %	13.4%	13.1%	8.6%	8.0%

Q1 2019 Restructuring Charges			31.8	—

Adjusted EBITA			$389.1	$298.5
Adjusted EBITA Margin on Net Revenue %			9.4%	8.0%

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)
	Three Months Ended June 30, 2018
	As Reported	Amortization of Acquired Intangibles	Net Losses on Sales of Businesses[1]	Adjusted Results
Net Revenue	$1,948.2			$1,948.2
Billable Expenses	443.6			443.6
Total Revenue	2,391.8			2,391.8

Cost of Services	2,069.8			2,069.8
Selling, General, and Administrative Expenses	28.8			28.8
Depreciation and Amortization	44.0	$5.2		38.8
Total Operating Expense	2,142.6	5.2		2,137.4

Operating Income	249.2	(5.2)		254.4
Operating Margin on Net Revenue %	12.8%			13.1%

Interest Expense, Net	(21.4)			(21.4)
Other Expense, Net	(16.3)		$(19.8)	3.5
Total (Expenses) and Other Income	(37.7)		(19.8)	(17.9)
Income Before Income Taxes	211.5	(5.2)	(19.8)	236.5
Provision for Income Taxes	63.6	0.2	—	63.8
Equity in Net Loss of Unconsolidated Affiliates	(0.1)			(0.1)
Net Income Attributable to Noncontrolling Interests	(2.0)			(2.0)
Net Income Available to IPG Common Stockholders	$145.8	$(5.0)	$(19.8)	$170.6

Weighted-Average Number of Common Shares Outstanding - Basic	383.6			383.6
Dilutive effect of stock options and restricted shares	5.9			5.9
Weighted-Average Number of Common Shares Outstanding - Diluted	389.5			389.5

Earnings per Share Available to IPG Common Stockholders:
Basic	$0.38	$(0.01)	$(0.05)	$0.44
Diluted	$0.37	$(0.01)	$(0.05)	$0.44

[1] Includes losses on complete dispositions of businesses and the classification of certain assets as held for sale.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)
	Six Months Ended June 30, 2018
	As Reported	Amortization of Acquired Intangibles	Net Losses on Sales of Businesses[1]	Adjusted Results
Net Revenue	$3,722.2			$3,722.2
Billable Expenses	838.7			838.7
Total Revenue	4,560.9			4,560.9

Cost of Services	4,119.0			4,119.0
Selling, General, and Administrative Expenses	63.9			63.9
Depreciation and Amortization	90.0	$10.5		79.5
Total Operating Expense	4,272.9	10.5		4,262.4

Operating Income	288.0	(10.5)		298.5
Operating Margin on Net Revenue %	7.7%			8.0%

Interest Expense, Net	(37.3)			(37.3)
Other (Expense) Income, Net	(40.7)		$(44.2)	3.5
Total (Expenses) and Other Income	(78.0)		(44.2)	(33.8)
Income Before Income Taxes	210.0	(10.5)	(44.2)	264.7
Provision for Income Taxes	76.3	0.4	0.4	77.1
Equity in Net Loss of Unconsolidated Affiliates	(2.0)			(2.0)
Net Income Attributable to Noncontrolling Interests	—			—
Net Income Available to IPG Common Stockholders	$131.7	$(10.1)	$(43.8)	$185.6

Weighted-Average Number of Common Shares Outstanding - Basic	383.5			383.5
Dilutive effect of stock options and restricted shares	5.4			5.4
Weighted-Average Number of Common Shares Outstanding - Diluted	388.9			388.9

Earnings per Share Available to IPG Common Stockholders:
Basic	$0.34	$(0.03)	$(0.11)	$0.48
Diluted	$0.34	$(0.03)	$(0.11)	$0.48

[1] Includes losses on complete dispositions of businesses and the classification of certain assets as held for sale.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax